UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7512

Dreyfus Premier Worldwide Growth Fund, Inc. - Dreyfus Worldwide Growth Fund (Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166 (Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166 (Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	10/31
Date of reporting period:	10/31/09

FORM N-CSR

Item 1.	Reports to Stockholders.

Dreyfus Worldwide Growth Fund

ANNUAL REPORT October 31, 2009

BNY MELLON
ASSET MANAGEMENT

Dreyfus

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the Chairman and CEO

3	Discussion of Fund Performance

6	Fund Performance

8	Understanding Your Fund’s Expenses

8	Comparing Your Fund’s Expenses With Those of Other Funds

9	Statement of Investments

12	Statement of Assets and Liabilities

13	Statement of Operations

14	Statement of Changes in Net Assets

16	Financial Highlights

20	Notes to Financial Statements

30	Report of Independent Registered Public Accounting Firm

31	Important Tax Information

32	Information About the Review and Approval of the Fund’s Management Agreement

36	Board Members Information

39	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus Worldwide Growth Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Worldwide Growth Fund, covering the 12-month period from November 1, 2008, through October 31, 2009.

Recent reports of positive economic growth in the United States’, European and Asian markets may have signaled the end of the deep global recession that technically began here in the U.S. in late 2007. Signs that the world economies finally have turned a corner include inventory rebuilding among manufacturers, improvements in domestic housing, and more robust consumer spending.These developments helped fuel a sustained worldwide stock rally since the early spring, with the most beaten-down securities in less developed nations generally leading the rebound. Higher-quality stocks within more developed markets have participated in the rally, but have so far lagged on a relative performance basis.

In our judgment, the global financial markets currently appear poised to enter into a new phase in which underlying fundamentals, such as sound capital and financial structures—and not bargain hunting—are likely to drive investment returns. Of course, the best strategy for your portfolio depends not only on your view of the global economy’s direction, but on your current financial needs, future goals and attitudes toward risk. Your financial advisor can help you decide which investments have the potential to benefit from a recovery while guarding against the risk that may accompany unexpected market developments.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation November 16, 2009

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2008, through October 31, 2009, as provided by Fayez Sarofim, Portfolio Manager of Fayez Sarofim & Co., Sub-Investment Adviser

Fund and Market Performance Overview

For the 12-month period ended October 31, 2009, Dreyfus Worldwide Growth Fund’s Class A shares produced a total return of 15.50%, Class B shares returned 14.45%, Class C shares returned 14.68% and Class I shares returned 15.84%.1 For the same period, the fund’s benchmark, the Morgan Stanley Capital International World Index (“MSCI World Index”), produced an 18.42% total return.2

A severe recession and banking crisis sent stock prices sharply lower in late 2008 and early 2009, but a sustained rally in anticipation of an economic recovery more than offset those losses over the remainder of the reporting period. The fund’s returns were lower than its benchmark, primarily due to our focus on high-quality companies at a time when lower-quality stocks led the rally.

The Fund’s Investment Approach

The fund invests primarily in large, well-established, multinational companies that we believe are well positioned to weather difficult economic climates and thrive during favorable times. We focus on purchasing large-cap, “blue-chip” stocks at a price we consider to be justified by a company’s fundamentals.The result is a portfolio of stocks of prominent companies selected for their sustained patterns of profitability, strong balance sheets, expanding global presence and above-average earnings growth potential.The fund pursues a “buy-and-hold” investment strategy in which we typically buy and sell relatively few stocks during the course of the year,which may help to reduce investors’ tax liabilities and the fund’s trading costs.3

Global Markets Plunged, Then Rebounded Sharply

Global stock markets endured a year of extreme volatility. In the final months of 2008, a financial crisis affecting major financial institutions nearly led to the collapse of the international banking system.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Meanwhile, rising unemployment, plunging housing prices and depressed consumer confidence in most regions exacerbated the most severe global economic downturn since the 1930s. These influences fueled a bear market that drove stocks to multi-year lows by the first quarter of 2009.

Market sentiment suddenly began to improve in early March, as aggressive remedial measures adopted by the world’s government and monetary authorities seemed to gain traction. Evidence of economic stabilization appeared in some markets, supporting a sustained rally that lasted through the reporting period’s end.The rebound was especially robust among smaller, more speculative stocks and markets, suggesting to us at the time that bargain hunters generally were taking advantage of beaten-down stock prices rather than responding to improving fundamentals. However, in October, we began to detect a shift in investor sentiment toward large multinational companies with healthy balance sheets and leading market positions.

Defensive Posture Helped Dampen Volatility

The fund participated in the market rally to a substantial degree despite generally lagging returns from blue-chip companies.The fund achieved particularly strong results from an overweighted position and strong stock selections in the economically sensitive consumer discretionary sector, where Christian Dior and LVMH Moët Hennessy Louis Vuitton rebounded sharply in anticipation of renewed spending from a growing middle class of consumers. The fund also benefited from its lack of exposure to the utilities sector, as tepid electricity demand during the recession weighed on returns.

Results were less favorable in the energy sector, where the fund focused on large companies—such as ExxonMobil and ConocoPhillips—that were constrained by concerns regarding sluggish global demand, volatile commodity prices and unfavorable earnings comparisons. The health care sector also detracted from the fund’s relative performance, as industry leaders Abbott Laboratories and Johnson & Johnson were affected by uncertainty surrounding health care reform in the United States, and Swiss drug developer Novartis lagged when investors turned toward less defensive investments. Finally, the fund was hurt by an underweighted position in the materials sector.

Changes to the fund during the reporting period included establishing a new position in U.S.-based medical supplies maker Becton-Dickinson, which appears to be relatively protected from U.S. health care reform concerns due to steady demand for its products.We also purchased shares of oil producer Royal Dutch Shell in an effort to further diversify the fund’s energy exposure. We eliminated positions in Ameriprise Financial and American Express due to challenging business conditions in the financial services and travel industries. We also sold the fund’s holdings of U.S. industrial company Emerson Electric amid concerns regarding the lingering effects of the recession on some of its end markets.

Investors Appear Likely to Favor Blue Chip Companies

Although we already have seen some stabilization of the global economy, a number of significant headwinds remain, including tight credit conditions and high unemployment rates. Consequently, we believe that investors are likely to turn away from the smaller,more speculative stocks that led the rally during most of the reporting period, instead favoring large, financially sound companies that are relatively insensitive to regional economic conditions due to diversified revenue streams from markets around the world. In our view, the fund’s investment approach may be particularly well suited to such an environment.

November 16, 2009

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International (MSCI) World Index is an
unmanaged index of global stock market performance, including the United States, Canada,
Europe,Australia, New Zealand and the Far East.
3	Achieving tax efficiency is not a part of the fund’s investment objective, and there can be no guarantee that the fund will achieve any particular level of taxable distributions in future years.
In periods when the manager has to sell significant amounts of securities (e.g., during periods of significant net redemptions or changes in index components) the fund can be expected to be less tax efficient than during periods of more stable market conditions and asset flows.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in each of the Class A, Class B, Class C and Class I shares of
Dreyfus Worldwide Growth Fund on 10/31/99 to a $10,000 investment made in the Morgan Stanley Capital
International World Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is an unmanaged index of global stock market performance, including the United States, Canada,Australia, New Zealand and the Far East and includes net dividends reinvested. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 10/31/09

	1 Year	5 Years	10 Years

Class A shares
with maximum sales charge (5.75%)	8.84%	3.17%	0.53%
without sales charge	15.50%	4.40%	1.13%
Class B shares
with applicable redemption charge †	10.45%	3.15%	0.67%
without redemption	14.45%	3.50%	0.67%
Class C shares
with applicable redemption charge ††	13.68%	3.63%	0.39%
without redemption	14.68%	3.63%	0.39%
Class I shares	15.84%	4.66%	1.42%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.
† The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
†† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Worldwide Growth Fund from May 1, 2009 to October 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2009
	Class A	Class B	Class C	Class I

Expenses paid per $1,000†	$ 7.38	$ 12.73	$ 11.54	$ 6.01
Ending value (after expenses)	$1,270.30	$1,264.60	$1,265.60	$1,271.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2009
	Class A	Class B	Class C	Class I

Expenses paid per $1,000†	$ 6.56	$ 11.32	$ 10.26	$ 5.35
Ending value (after expenses)	$1,018.70	$1,013.96	$1,015.02	$1,019.91

† Expenses are equal to the fund’s annualized expense ratio of 1.29% for Class A, 2.23% for Class B, 2.02% for Class
C, and 1.05% for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
October 31, 2009

Common Stocks—99.5%	Shares	Value ($)

Consumer Discretionary—27.8%
Christian Dior	235,000	23,510,029
L’Oreal, ADR	1,200,000	24,492,000
LVMH Moet Hennessy Louis Vuitton	41,175	4,281,046
McDonald’s	207,800	12,179,158
McGraw-Hill	140,000	4,029,200
News, Cl. A	696,400	8,022,528
Philip Morris International	552,500	26,166,400
Procter & Gamble	330,000	19,140,000
		121,820,361
Consumer Staples—25.0%
Altria Group	552,500	10,005,775
Coca-Cola	403,100	21,489,261
Diageo, ADR	165,000	10,728,300
Fomento Economico Mexicano, ADR	65,000	2,815,150
Groupe Danone, ADR	1,100,000	13,200,000
Nestle, ADR	505,000	23,492,600
PepsiCo	168,175	10,182,996
Walgreen	468,000	17,704,440
		109,618,522
Energy—20.8%
Chevron	263,800	20,191,252
ConocoPhillips	19,000	953,420
Exxon Mobil	411,008	29,456,943
Royal Dutch Shell, Cl. A, ADR	150,000	8,911,500
Statoil, ADR	400,068	9,465,609
Total, ADR	367,516	22,076,686
		91,055,410
Financial—3.3%
Assicurazioni Generali	14,549	367,413
Eurazeo	69,669	4,397,439
HSBC Holdings, ADR	85,666	4,745,040

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Financial (continued)
JPMorgan Chase & Co.	65,100	2,719,227
Zurich Financial Services	10,100	2,322,439
		14,551,558
Health Care—13.1%
Abbott Laboratories	200,300	10,129,171
Becton, Dickinson & Co.	20,000	1,367,200
Johnson & Johnson	228,525	13,494,401
Novartis, ADR	78,000	4,052,100
Novo Nordisk, ADR	50,000	3,107,500
Roche Holding, ADR	636,000	25,376,400
		57,526,772
Industrial—2.2%
General Dynamics	15,000	940,500
General Electric	231,072	3,295,087
United Technologies	85,000	5,223,250
		9,458,837
Information Technology—3.9%
Apple	16,000 [a]	3,016,000
Intel	570,941	10,910,683
Microsoft	120,000	3,327,600
		17,254,283
Materials—3.4%
Air Liquide, ADR	686,059	14,887,480
Total Common Stocks
(cost $247,494,650)		436,173,223

Other Investment—.4%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $1,497,000)	1,497,000 [b]	1,497,000

Total Investments (cost $248,991,650)	99.9%	437,670,223
Cash and Receivables (Net)	.1%	581,572
Net Assets	100.0%	438,251,795

ADR—American Depository Receipts
a	Non-income producing security.
b	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)

Consumer Discretionary	27.8	Materials	3.4
Consumer Staples	25.0	Financial	3.3
Energy	20.8	Industrial	2.2
Health Care	13.1	Money Market Investments	.4
Information Technology	3.9		99.9

† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2009

			Cost	Value

Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers			247,494,650	436,173,223
Affiliated issuers			1,497,000	1,497,000
Receivable for investment securities sold				1,372,410
Dividends and interest receivable				337,058
Receivable for shares of Common Stock subscribed				66,871
Prepaid expenses				29,678
				439,476,240
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)				501,315
Cash overdraft due to Custodian				64,173
Payable for shares of Common Stock redeemed				290,572
Accrued expenses				368,385
				1,224,445
Net Assets ($)				438,251,795
Composition of Net Assets ($):
Paid-in capital				236,302,599
Accumulated undistributed investment income—net				4,371,398
Accumulated net realized gain (loss) on investments				8,897,792
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions				188,680,006
Net Assets ($)				438,251,795

Net Asset Value Per Share
	Class A	Class B	Class C	Class I

Net Assets ($)	372,622,923	11,666,072	52,011,427	1,951,373
Shares Outstanding	10,178,058	336,262	1,541,432	52,797
Net Asset Value Per Share ($)	36.61	34.69	33.74	36.96

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended October 31, 2009

Investment Income ($):
Income:
Cash dividends (net of $945,832 foreign taxes withheld at source):
Unaffiliated issuers	13,661,638
Affiliated issuers	17,696
Total Income	13,679,334
Expenses:
Management fee—Note 3(a)	3,011,959
Shareholder servicing costs—Note 3(c)	2,058,361
Distribution fees—Note 3(b)	470,691
Professional fees	79,271
Registration fees	76,553
Custodian fees—Note 3(c)	66,699
Prospectus and shareholders’ reports	43,180
Directors’ fees and expenses—Note 3(d)	19,777
Loan commitment fees—Note 2	12,344
Interest expense—Note 2	47
Miscellaneous	35,724
Total Expenses	5,874,606
Less—reduction in fees due to earnings credits—Note 1(c)	(62,142)
Net Expenses	5,812,464
Investment Income—Net	7,866,870
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	10,108,018
Net unrealized appreciation (depreciation) on investments
and foreign currency transactions	37,638,166
Net Realized and Unrealized Gain (Loss) on Investments	47,746,184
Net Increase in Net Assets Resulting from Operations	55,613,054

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2009[a]	2008

Operations ($):
Investment income—net	7,866,870	8,140,857
Net realized gain (loss) on investments	10,108,018	24,907,904
Net unrealized appreciation (depreciation)
on investments	37,638,166	(254,959,155)
Net Increase (Decrease) in Net Assets
Resulting from Operations	55,613,054	(221,910,394)
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(2,245,109)	(8,917,422)
Class B Shares	—	(155,432)
Class C Shares	—	(841,181)
Class I Shares	(10,223)	(29,256)
Class T Shares	(3,609)	(57,283)
Total Dividends	(2,258,941)	(10,000,574)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	42,554,927	50,042,124
Class B Shares	381,509	1,253,604
Class C Shares	2,794,043	4,611,659
Class I Shares	1,024,852	536,292
Class T Shares	49,421	366,621
Dividends reinvested:
Class A Shares	1,947,328	7,627,308
Class B Shares	—	136,937
Class C Shares	—	552,568
Class I Shares	9,998	28,548
Class T Shares	3,237	55,180
Cost of shares redeemed:
Class A Shares	(77,127,681)	(124,233,206)
Class B Shares	(9,022,417)	(25,789,064)
Class C Shares	(12,129,269)	(15,761,036)
Class I Shares	(662,033)	(650,451)
Class T Shares	(2,191,385)	(1,370,610)
Increase (Decrease) in Net Assets from
Capital Stock Transactions	(52,367,470)	(102,593,526)
Total Increase (Decrease) in Net Assets	986,643	(334,504,494)
Net Assets ($):
Beginning of Period	437,265,152	771,769,646
End of Period	438,251,795	437,265,152
Undistributed (distributions in excess of)
investment income—net	4,371,398	(1,253,220)

	Year Ended October 31,

	2009[a]	2008

Capital Share Transactions:
Class Ab,c
Shares sold	1,402,173	1,159,437
Shares issued for dividends reinvested	64,054	168,348
Shares redeemed	(2,555,044)	(2,989,797)
Net Increase (Decrease) in Shares Outstanding	(1,088,817)	(1,662,012)
Class Bb
Shares sold	12,500	30,181
Shares issued for dividends reinvested	—	3,156
Shares redeemed	(310,874)	(623,383)
Net Increase (Decrease) in Shares Outstanding	(298,374)	(590,046)
Class C
Shares sold	95,843	117,647
Shares issued for dividends reinvested	—	13,137
Shares redeemed	(427,681)	(416,339)
Net Increase (Decrease) in Shares Outstanding	(331,838)	(285,555)
Class I
Shares sold	34,198	12,048
Shares issued for dividends reinvested	327	625
Shares redeemed	(19,922)	(14,189)
Net Increase (Decrease) in Shares Outstanding	14,603	(1,516)
Class Tc
Shares sold	1,617	8,767
Shares issued for dividends reinvested	107	1,230
Shares redeemed	(76,359)	(32,543)
Net Increase (Decrease) in Shares Outstanding	(74,635)	(22,546)

a    Effective as of the close of business on February 4, 2009, the fund no longer offers Class T shares.
b    During the period ended October 31, 2009, 132,897 Class B shares representing $3,884,209 were automatically converted to 126,443 Class A shares and during the period ended October 31, 2008, 318,224 Class B shares representing $13,341,093 were automatically converted to 303,413 Class A shares.
c   On the close of business on February 4, 2009, 58,490 Class T shares representing $1,663,461 were converted to 58,021 Class A shares.

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,

Class A Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	31.89	47.58	40.85	35.12	31.35
Investment Operations:
Investment income—net[a]	.65	.60	.41	.39	.42
Net realized and unrealized gain
(loss) on investments	4.26	(15.59)	6.68	5.91	3.83
Total from Investment Operations	4.91	(14.99)	7.09	6.30	4.25
Distributions:
Dividends from investment income—net	(.19)	(.70)	(.36)	(.57)	(.48)
Net asset value, end of period	36.61	31.89	47.58	40.85	35.12
Total Return (%)[b]	15.50	(31.93)	17.47	18.16	13.63
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.34	1.23	1.24	1.23	1.24
Ratio of net expenses
to average net assets	1.33	1.22	1.24[c]	1.23	1.24[c]
Ratio of net investment income
to average net assets	2.08	1.41	.94	1.04	1.21
Portfolio Turnover Rate	3.53	3.38	1.21	.30	.52
Net Assets, end of period ($ x 1,000)	372,623	359,328	615,183	570,586	533,041

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

		Year Ended October 31,

Class B Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	30.32	45.08	38.71	33.19	29.54
Investment Operations:
Investment income—net[a]	.34	.21	.05	.08	.17
Net realized and unrealized gain
(loss) on investments	4.03	(14.83)	6.32	5.60	3.59
Total from Investment Operations	4.37	(14.62)	6.37	5.68	3.76
Distributions:
Dividends from investment income—net	—	(.14)	—	(.16)	(.11)
Net asset value, end of period	34.69	30.32	45.08	38.71	33.19
Total Return (%)[b]	14.45	(32.52)	16.46	17.16	12.73
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.30	2.10	2.09	2.08	2.06
Ratio of net expenses
to average net assets	2.28	2.09	2.09[c]	2.08	2.06[c]
Ratio of net investment income
to average net assets	1.18	.53	.13	.23	.53
Portfolio Turnover Rate	3.53	3.38	1.21	.30	.52
Net Assets, end of period ($ x 1,000)	11,666	19,241	55,214	97,334	153,641

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended October 31,

Class C Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	29.42	43.96	38.15	32.82	29.30
Investment Operations:
Investment income—net[a]	.39	.27	.08	.11	.16
Net realized and unrealized gain
(loss) on investments	3.93	(14.42)	6.20	5.53	3.58
Total from Investment Operations	4.32	(14.15)	6.28	5.64	3.74
Distributions:
Dividends from investment income—net	—	(.39)	(.47)	(.31)	(.22)
Net asset value, end of period	33.74	29.42	43.96	38.15	32.82
Total Return (%)[b]	14.68	(32.45)	16.61	17.30	12.77
Ratios/Supplemental Data (%):
Ratio of total expenses to
average net assets	2.07	1.95	1.97	1.96	2.01
Ratio of net expenses to
average net assets	2.06	1.95	1.97[c]	1.96	2.01[c]
Ratio of net investment income to
average net assets	1.37	.68	.20	.31	.48
Portfolio Turnover Rate	3.53	3.38	1.21	.30	.52
Net Assets, end of period ($ x 1,000)	52,011	55,114	94,893	87,964	87,120

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

		Year Ended October 31,

Class I Shares	2009	2008	2007[a]	2006	2005

Per Share Data ($):
Net asset value, beginning of period	32.21	48.06	41.27	35.49	31.69
Investment Operations:
Investment income—net[b]	.80	.70	.52	.42	.59
Net realized and unrealized gain
(loss) on investments	4.24	(15.74)	6.75	6.01	3.80
Total from Investment Operations	5.04	(15.04)	7.27	6.43	4.39
Distributions:
Dividends from investment income—net	(.29)	(.81)	(.48)	(.65)	(.59)
Net asset value, end of period	36.96	32.21	48.06	41.27	35.49
Total Return (%)	15.84	(31.79)	17.76	18.35	14.01
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.08	.98	.98	1.06	.91
Ratio of net expenses
to average net assets	1.06	.98[c]	.98[c]	1.06	.91[c]
Ratio of net investment income
to average net assets	2.47	1.66	1.17	1.19	1.74
Portfolio Turnover Rate	3.53	3.38	1.21	.30	.52
Net Assets, end of period ($ x 1,000)	1,951	1,230	1,909	1,825	2,029

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.
c	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Fund 19

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Worldwide Growth Fund (the “fund”) is the sole series of Dreyfus Premier Worldwide Growth Fund, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company.The fund’s investment objective is to provide investors with long-term capital growth consistent with the preservation of cap-ital.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Fayez Sarofim & Co. (“Sarofim”) serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C and Class I. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.The fund does not offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Effective December 3, 2008, investments for new accounts were no longer permitted in Class T shares of the fund, except that participants in certain group retirement plans were able to open a new account in Class T shares of the fund, provided that the fund was established as an investment option under the plans before December 3, 2008. On

February 4, 2009, the fund issued to each holder of its Class T shares, in exchange for said shares, Class A shares of the fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Class T shares. Subsequent investments in the fund’s Class A shares made by prior holders of the fund’s Class T shares who received Class A shares of the fund in exchange for their Class T shares are subject to the front-end sales load schedule that was in effect for Class T shares at the time of the exchange. Otherwise, all other Class A share attributes will be in effect. Effective as of the close of business on February 4, 2009, the fund no longer offers Class T shares.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available, are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total

Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	233,944,492	—	—	233,944,492
Equity Securities—
Foreign†	202,228,731	—	—	202,228,731
Mutual Funds	1,497,000	—	—	1,497,000

† See Statement of Investments for industry classification.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue

Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2009, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $6,955,161, undistributed capital gains $8,897,792 and unrealized appreciation $186,096,243.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2009 and October 31, 2008, were as follows: ordinary income $2,258,941 and $10,000,574, respectively.

During the period ended October 31, 2009, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency exchange gains and losses, the fund increased accumulated undistributed investment income-net by $16,689 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2—Bank Lines of Credit:

The fund participated with other Dreyfus-managed funds in a $145 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Effective October 14, 2009, the $145 million unsecured credit facility with Citibank, N.A., was increased to $215 million and the fund continues participation in the $300 million unsecured credit facility provided by The Bank of NewYork Mellon. In connection therewith, the fund has agreed to pay its pro rata portion of Facility fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2009, was approximately $3,000 with a related weighted average annualized interest rate of 1.57%.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

Prior to August 3, 2009, pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Sarofim, Dreyfus had agreed to pay Sarofim a monthly sub-investment advisory fee, computed at the following annual rates:

Annual Fee as a Percentage of
Total Net Assets	Average Daily Net Assets
0 up to $25 million	.11%
$25 million up to $75 million	.18%
$75 million up to $200 million	.22%
$200 million up to $300 million	.26%
In excess of $300 million.	.275%

Effective August 3, 2009, Dreyfus has agreed to pay Sarofim a monthly sub-advisory fee at the annual rate of .2175% of the value of the fund’s average daily net assets.

During the period ended October 31, 2009, the Distributor retained $25,005 and $9 from commissions earned on sales of the fund’s Class A and ClassT shares, respectively, and $22,165 and $7,422 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay and Class T shares paid the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares. During the period ended October 31, 2009, Class B, Class C and Class T shares were charged $101,841, $367,473 and $1,377, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay and Class T shares paid the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2009, Class A, Class B, Class C and Class T shares were charged $842,144, $33,947, $122,491 and $1,377, respectively, pursuant to the Shareholder Services Plan.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2009, the fund was charged $447,973 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

The fund compensates The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended October 31, 2009, the fund was charged $62,142 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were offset by earnings credits pursuant to the cash management agreement.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended October 31, 2009, the fund was charged $66,699 pursuant to the custody agreement.

During the period ended October 31, 2009, the fund was charged $6,397 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $282,769, Rule 12b-1 distribution plan fees $41,229, shareholder services plan fees $93,845, custodian fees $19,803, chief compliance officer fees $3,897 and transfer agency per account fees $59,772.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2009, amounted to $14,042,574 and $41,905,803, respectively.

The fund adopted the provisions of ASC Topic 815 “Derivatives and Hedging” which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The fund held no derivatives during the period ended October 31,2009. These disclosures did not impact the notes to the financial statements.

At October 31, 2009, the cost of investments for federal income tax purposes was $251,575,413; accordingly, accumulated net unrealized appreciation on investments was $186,094,810, consisting of $195,400,085 gross unrealized appreciation and $9,305,275 gross unrealized depreciation.

NOTE 5—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through December 29, 2009, the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

The Fund 29

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus Worldwide Growth Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Worldwide Growth Fund (the sole series comprising Dreyfus Premier Worldwide Growth Fund, Inc.) as of October 31, 2009 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Worldwide Growth Fund at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York December 29, 2009

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates 96.73% of the ordinary dividends paid during the fiscal year ended October 31, 2009 as qualifying for the corporate dividends received deduction. For the fiscal year ended October 31, 2009, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $2,258,941 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2010 of the percentage applicable to the preparation of their 2009 income tax returns.

The Fund 31

INFORMATION ABOUT THE REVIEW AND APPROVAL
OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the Board of Directors held on July 21, 2009, the Board considered the re-approval for an annual period of the fund’s Investment Management Agreement (“Management Agreement”), pursuant to which the Manager provides the fund with investment advisory and administrative services, and the amendment and re-approval of the Sub-Investment Advisory Agreement (the “Sub-Investment Advisory Agreement,” and, together with the Management Agreement, the “Agreements”), pursuant to which Fayez Sarofim & Co. (“Sarofim & Co.”) provides day-to-day management of the fund’s investments subject to the Manager’s oversight. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager and Sarofim & Co.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and representatives of the Manager confirmed that there had been no material changes in this information. The Board also discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement, and by Sarofim & Co. pursuant to the Sub-Investment Advisory Agreement. Dreyfus representatives stated, and the Board considered, that Sarofim & Co. subject to the Manager’s supervision, would continue to provide the day-to-day management of the fund’s investments in accordance with the fund’s investment objective, policies and limitations as set forth in the fund’s prospectus and statement of additional information; the Manager would continue to supervise Sarofim & Co. in its sub-investment advisory role for the fund; Dreyfus does not believe that the proposed amendment to the Sub-Investment Advisory Agreement would have any adverse impact on the scope or quality of the services provided to the fund by the Manager or Sarofim & Co.; and the proposed amendment also would not result in any change to the investment management of the fund.

The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the distribution channels for the fund as well as the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services in each distribution channel, including those of the fund.The Manager provided the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered Sarofim & Co.’s research and portfolio management capabilities. The Board members also considered that the Manager provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements, and the Manager’s extensive administrative, accounting and compliance infrastructure. The Board also considered Sarofim & Co.’s brokerage policies and practices, the standards applied in seeking best execution and the Manager’s and Sarofim & Co.’s policies and practices regarding soft dollars.

Comparative Analysis of the Fund’s Performance, Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of comparable funds (the “Performance Group”) and to a broader group of funds (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below).The Board members discussed the results of the comparisons for various periods ended May 31, 2009 and noted that the fund’s total return performance was above the Performance Group median for each reported time period except the five- and ten-year periods, when it was below the median, and above the Performance Universe median for each reported time period except the four- and five-year periods, when it was below the median. The Board members discussed with representatives of the Manager and Sarofim & Co. the investment strategy employed in the management of the fund’s assets and how that strategy affected the fund’s relative performance.The Manager also provided a comparison of the fund’s calendar year total returns to the returns of the MSCI World Index (the “Index”) for the prior ten years, and noted that the fund outperformed the Index in six of the past ten calendar years, including calendar years 2006, 2007 and 2008.

The Board members also discussed the fund’s contractual and actual management fee and total expense ratio as compared to a comparable group of funds (the “Expense Group”) that was composed of the same funds included in the Performance Group and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper. The Board noted that the fund’s contractual management fee was below the Expense Group median, and that the fund’s actual management fee and total expense ratio were below the Expense Group and Expense Universe medians. The Board considered that the amendment to the Sub-Investment Advisory Agreement would not change the aggregate management fees paid by the fund or the fund’s expense ratio.

The Fund 33

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Representatives of the Manager reviewed with the Board members the fees paid to the Manager, Sarofim & Co. or their affiliates by other accounts managed by the Manager, Sarofim & Co. or their respective affiliates with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”).The Manager’s representatives explained the nature of the Similar Accounts and the differences, from the Manager’s and Sarofim & Co.’s perspective, as applicable, in management of the Similar Accounts as compared to managing and providing services to the fund.The Manager’s representatives also reviewed the costs associated with distribution through intermediaries.The Board analyzed differences in fees paid to the Manager or Sarofim & Co. and discussed the relationship of the fees paid in light of the services provided.The Board members considered the relevance of the fee information provided for the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fee and sub-investment advisory fee. The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

Representatives of the Manager informed the Board members that there were no mutual funds managed by the Manager, Sarofim & Co. or their affiliates with similar investment objectives, policies and strategies as the fund.

The Board considered the fee paid to Sarofim & Co. under the amendment to the Sub-Investment Advisory Agreement in relation to the fee paid to the Manager and the respective services provided by Sarofim & Co. and the Manager.The Board also noted that Sarofim & Co.’s fee is paid by the Manager and not the fund.

Analysis of Profitability and Economies of Scale.The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit.The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.

The Board members also had been informed that the methodology also had been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of a fund. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund, including the amendment to the Sub-Investment Advisory Agreement, and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders.The Board members also considered potential benefits to the Manager and Sarofim

& Co. and their affiliates from acting as investment adviser and sub-investment adviser, respectively, to the fund and noted that there were no soft dollar arrangements with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. Because the Manager, and not the fund, pays Sarofim & Co. pursuant to the Sub-Investment Advisory Agreement, the Board did not consider Sarofim & Co.’s profitability to be relevant to its deliberations. It was also noted that the profitability percentage for managing the fund was within the range determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided by the Manager.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement and amendment and continuation of the fund’s Sub-Investment Advisory Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by the Manager and Sarofim & Co. to the fund are adequate and appropriate.
  The Board was satisfied with the fund’s relative performance.
  The Board concluded that the fees paid by the fund to the Manager, and by the Manager to Sarofim & Co., were reasonable in light of the considerations described above.
  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in con- nection with the management fee rate charged to the fund and that, to the extent in the future it were to be determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement and amendment and re-approval of the fund’s Sub-Investment Advisory Agreement was in the best interests of the fund and its shareholders.

The Fund 35

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (66)
Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

- Corporate Director and Trustee

Other Board Memberships and Affiliations:

- The Muscular Dystrophy Association, Director
- CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director
- The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
- Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 173

Clifford L. Alexander, Jr. (76)
Board Member (1993)

Principal Occupation During Past 5 Years:

- President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)

Other Board Memberships and Affiliations:

- Mutual of America Life Insurance Company, Director

No. of Portfolios for which Board Member Serves: 51

David W. Burke (73)
Board Member (2007)

Principal Occupation During Past 5 Years:

- Corporate Director and Trustee

Other Board Memberships and Affiliations:

- John F. Kennedy Library Foundation, Director

No. of Portfolios for which Board Member Serves: 87

Peggy C. Davis (66)
Board Member (1993)

Principal Occupation During Past 5 Years:

- Shad Professor of Law, New York University School of Law (1983-present)
- Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training

No. of Portfolios for which Board Member Serves: 54

36

BOARD MEMBERS INFORMATION (Unaudited) *(continued)*

Warren B. Rudman (79)
Board Member (2007)

Principal Occupation During Past 5 Years:
- Co-Chairman, Stonebridge International LLC
- Of Counsel to (from January 1993 to December 2003, Partner in) the law firm Paul, Weiss, Rifkind, Wharton & Garrison LLP

Other Board Memberships and Affiliations:
- Boston Scientific, Director
- D.B. Zwirn & Co., Vice Chairman of the International Advisory Board

No. of Portfolios for which Board Member Serves: 33

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Saul B. Klaman, Emeritus Board Member
Jay I. Meltzer, Emeritus Board Member
Sander Vanocur, Emeritus Board Member
Daniel Rose, Emeritus Board Member

38

OFFICERS OF THE FUND (Unaudited)

J. DAVID OFFICER, President since December 2006.

Chairman, President and Chief Executive Officer of Founders Asset Management LLC, an affiliate of the Manager, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. Prior to June 2009, Mr. Officer was Chief Operating Officer,Vice Chairman and a director of the Manager, where he had been employed since April 1998. He is 61 years old.

PHILLIP N. MAISANO, Executive Vice President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 173 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 62 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. She is 46 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1990.

The Fund 39

OFFICERS OF THE FUND ( Unaudited) (continued)

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager - Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 196 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients.

He is 52 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since September 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 192 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Distributor since October 1998.

For More Information

Dreyfus
Worldwide Growth Fund
200 Park Avenue
New York, NY 10166

Investment Adviser

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Fayez Sarofim & Co.
Two Houston Center
Suite 2907
909 Fannin Street
Houston, TX 77010

Custodian

The Bank of New York Mellon
One Wall Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: PGROX	Class B: PGWBX	Class C: PGRCX
	Class I: DPWRX		

Telephone Call your financial representative or 1-800-554-4611

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2009 MBSC Securities Corporation

0070AR1009

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $31,070 in 2008 and $31,692 in 2009.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $10,398 in 2008 and $5,276 in 2009. These services consisted of security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2008 and $0 in 2009.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,460 in 2008 and $3,586 in 2009. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held; and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2008 and $0 in 2009.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $285 in 2008 and $131 in 2009. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2008 and $0 in 2009.

Note: In each of (b) through (d) of this Item 4, 100% of all services provided by the Auditor were pre-approved as required.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $7,879,835 in 2008 and $25,383,429 in 2009.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures applicable to Item 10.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Worldwide Growth Fund

By:	/s/ J. David Officer

J. David Officer,
President

Date:	December 23, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer

J. David Officer,
President

Date:	December 23, 2009

By:	/s/ James Windels

James Windels,
Treasurer

Date:	December 23, 2009

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)